UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2017

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2017, Dorman Products, Inc. (the “Company”) entered into Amendment No. 5 (“Amendment No. 5”) to the Third Amended and Restated Credit Agreement, dated July 24, 2006, by and between the Company (the “Borrower”) and Wells Fargo Bank, National Association, (successor by merger to Wachovia Bank, National Association) (the “Bank”), as amended December 24, 2007, April 26, 2010, December 20, 2012 and April 29, 2015 (the “Agreement”). The Agreement provides the Borrower with a $30 million maximum aggregate credit facility.

Amendment No. 5 amends the Agreement by extending the Revolving Credit Termination Date to June 30, 2018.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement, as amended. A copy of the Agreement and the amendments thereto were filed as exhibits to the Company’s Current Reports on Form 8-K filed on July 27, 2006, January 2, 2008, April 27, 2010 and December 21, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2015. The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 5, which is filed as an exhibit to this Current Report. For additional information regarding the Company’s credit facility, please see the Company’s Current Reports on Form 8-K filed on July 27, 2006, January 2, 2008, April 27, 2010 and December 21, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2015.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 5 to the Third Amended and Restated Credit Agreement, dated as June 27, 2017, by and between the Company and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	June 28, 2017	By:	/s/ Kevin M. Olsen
			Name:	Kevin M. Olsen
			Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 5 to the Third Amended and Restated Credit Agreement, dated as June 27, 2017, by and between the Company and Wells Fargo Bank, National Association.